UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549
______________________________________________________________________

FORM  8-K
                     CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 9, 2025

Masco Corporation
(Exact name of Registrant as Specified in Charter)

Delaware	1-5794	38-1794485
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

17450 College Parkway,	Livonia,	Michigan	48152
(Address of Principal Executive Offices)			(Zip Code)
(313) 274-7400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.00 par value	MAS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Our Board of Directors approved the amendment and restatement of the Company’s Bylaws, which were subject to and became effective upon stockholder approval of proposals presented at our Annual Meeting of Stockholders to amend our Certificate of Incorporation to eliminate certain supermajority vote requirements and phase-out the classification of the Board of Directors over a three-year period and provide for the annual election of directors.

Effective May 9, 2025, Section 2.01 of the Bylaws is amended to remove the provision dividing the Board into three classes and to state that the term of directors shall be set forth in the Company’s Certificate of Incorporation. Section 6.01 of the Bylaws is amended to eliminate the supermajority vote requirement for stockholders to amend the Bylaws.

This summary description of the changes to the Bylaws is not complete and is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is filed herewith as Exhibit 3.ii and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

A brief description of the proposals and the votes cast on each proposal at the Annual Meeting are set forth below. As of the record date, 211,652,323 shares of Company common stock were outstanding and entitled to vote.

Proposal 1: The election of three Class I directors to serve until the Annual Meeting in 2028.

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Jonathon J. Nudi	169,053,889	7,461,195	155,190	9,537,760
Lisa A. Payne	162,308,213	13,652,764	709,297	9,537,760
Sandeep Reddy	154,874,917	21,553,227	242,130	9,537,760

Proposal 2: A non-binding advisory vote to approve the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables, and the related material disclosed in the Proxy Statement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
160,323,729	15,728,556	617,989	9,537,760

Proposal 3: The ratification of the selection of PricewaterhouseCoopers LLP to act as independent auditors for the Company for 2025.

Votes For	Votes Against	Abstentions
170,402,924	15,652,929	152,181

Proposal 4: Approval of an amendment to the Company’s Certificate of Incorporation to eliminate certain supermajority vote requirements.

Votes For	Votes Against	Abstentions	Broker Non-Votes
175,763,556	680,531	226,187	9,537,760

Proposal 5: Approval of an amendment to the Company’s Certificate of Incorporation to amend the business combination provisions.

Votes For	Votes Against	Abstentions	Broker Non-Votes
175,873,216	630,880	166,178	9,537,760

Proposal 6: Approval of an amendment to the Company’s Certificate of Incorporation to phase-out the classification of the Board of Directors over a three-year period and provide for the annual election of directors.

Votes For	Votes Against	Abstentions	Broker Non-Votes
176,052,406	422,413	195,455	9,537,760

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

3.ii    Bylaws of Masco Corporation, as Amended and Restated May 9, 2025.
104     Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MASCO CORPORATION

By:	/s/ Richard J. Westenberg
Name:	Richard J. Westenberg
Title:	Vice President, Chief Financial Officer and Treasurer

May 15, 2025
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